UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 10, 2016
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(Exact name of registrant as specified in its charter)

Delaware	001-36272	37-1744899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Centrepark Boulevard Suite 210 West Palm Beach, Florida	33401
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:   (561) 207-9600
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Report.
(a) On March 10, 2016, the audit committee of the board of directors of Platform Specialty Products Corporation ("Platform") and management of Platform concluded, after discussion with Platform's independent registered public accounting firm, PricewaterhouseCoopers LLP, that the unaudited Condensed Consolidated Financial Statements for the three and nine months ended September 30, 2015 and the unaudited Condensed Consolidated Balance Sheet as of September 30, 2015 that were previously included in Platform's quarterly report on Form 10-Q for the quarter ended September 30, 2015 (the "Q3 Form 10-Q") should no longer be relied upon as a result of an error related to its income tax provision for the quarter ended September 30, 2015. The error is the result of recording an unrealized loss associated with a foreign currency hedge entered into in connection with the previously-disclosed acquisition by Platform of Alent plc on December 1, 2015 as a temporary rather than permanent difference for income tax accounting purposes. Platform determined that the error had the effect of understating the "Net loss attributable to stockholders," and "Net loss attributable to common stockholders" by $17.8 million, and basic and diluted loss per share by $0.08 per share; however the change has no effect on Platform's cash balances and cash flows. The erroneous information in the quarter ended September 30, 2015 has been restated to the correct amounts in Note 26, Restatement of Unaudited Condensed Consolidated Financial Statements (Unaudited), to Platform's consolidated financial statements included in Platform's annual report on Form 10-K for the fiscal year ended December 31, 2015 filed with the Securities and Exchange Commission on March 10, 2016 (the "Restatement").
It is important to note that the Restatement did not impact adjusted EBITDA and adjusted earnings per share, both non-GAAP measures, as reported in Platform's earnings release issued on November 10, 2015 and will not impact these measures for full year 2015.
A copy of the Restatement is attached hereto as Exhibit 99.1 and is incorporated by reference in this Item 4.02.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Title
99.1
Restatement of Platform's unaudited Condensed Consolidated Statements of Operations for the three and nine months ended September 30, 2015 and the unaudited Condensed Consolidated Balance Sheet as of September 30, 2015 included in Platform's quarterly report on Form 10-Q for the quarter ended September 30, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATFORM SPECIALTY PRODUCTS CORPORATION (Registrant)
March 11, 2016 (Date)	/s/ Sanjiv Khattri Sanjiv Khattri Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title
99.1
Restatement of Platform's unaudited Condensed Consolidated Statements of Operations for the three and nine months ended September 30, 2015 and the unaudited Condensed Consolidated Balance Sheet as of September 30, 2015 included in Platform's quarterly report on Form 10-Q for the quarter ended September 30, 2015.